                                                                    EXHIBIT 10.5



                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this
"Amendment") is made and entered into this 9th day of July, 1998, by and between TROPICAL SPORSTWEAR INT'L CORPORATION, a Florida corporation ("Tropical"), TROPICAL SPORTSWEAR COMPANY, INC., a Delaware corporation ("TSCI"), SAVANE INTERNATIONAL CORP., a Texas corporation (formerly known as Farah Incorporated) ("Savane"), and APPAREL NETWORK CORPORATION, a Florida corporation ("Apparel") (Tropical, TSCI, Savane and Apparel collectively referred to hereinafter as "Borrowers" and individually as a "Borrower") each with its chief executive office and principal place of business at 4902 West Waters Avenue, Tampa, Florida 33634-1302; the various financial institutions listed on the signature pages hereof and their respective successors and permitted assigns which become "Lenders" as provided in the Loan Agreement (as defined below); and FLEET CAPITAL CORPORATION, a Rhode Island corporation, in its capacity as collateral and administrative agent for the Lenders (together with its successors in such capacity, "Agent") with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.

                                    RECITALS:

         Borrowers, Agent and Fleet Capital Corporation, NationsBanc Commercial Corporation and First Union National Bank, as Lenders (the "Existing Lenders"), are parties to a certain Loan and Security Agreement dated June 10, 1998 (the "Loan Agreement"), pursuant to which the Existing Lenders have made certain revolving credit loans and letter of credit accommodations to Borrowers.

         Borrowers have requested that Agent and Existing Lenders amend the Loan Agreement to increase the maximum amount of revolving credit loans available to Borrowers to $110,000,000 and to add Deutsche Financial Services Corporation ("Deutsche") as a "Lender" under the Loan Agreement.

         Agent and Lenders are willing to amend the Loan Agreement on the terms and conditions as hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

         2. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

                  a. By deleting the definition of "Lenders," "Revolver Commitments" and "Senior Subordinated Notes" in Section 1 of the Loan Agreement and by substituting the following new definitions in lieu thereof:

                           Lenders - each of Fleet, NationsBanc Commercial
                  Corporation, First Union National Bank and Deutsche Financial Services Corporation, together with their respective successors and permitted assigns pursuant to Section 14.1 hereof, including Fleet as the procurer of Letters of Credit and as the provider of Swingline Loans.

                           Revolver Commitments means the aggregate principal
                  amount of the Revolver Commitments of all Lenders, the maximum amount of which shall be $110,000,000.

                           Senior Subordinated Notes - the Senior Subordinated
                  Unsecured Notes, issued by Tropical in the aggregate amount of $100,000,000, and payable in 2008.

                  b. By deleting subsection (ii) in the definition of "Availability Reserve" in Section 1 of the Loan Agreement and by substituting the following new subsection (ii) in lieu thereof:

                  (ii) all amounts of past due rent or other charges owing at such time by any Obligor to any landlord of any premises where any of the collateral is located, and, at Agent's election, an amount equal to 3 months rent with respect to each premises leased by any Borrower (other than retail locations of any Borrower) for which Agent has not received a landlord agreement in form and substance satisfactory to Agent;

                  b. By deleting the reference to "$45,000,000" in subsection
(i) in the definition of "Inventory Formula Amount" in Section 1 of the Loan Agreement and by substituting a reference to "$55,000,000" in lieu thereof.

                  c. By deleting the reference to "$85,000,000" in the first paragraph of Section 2 of the Loan Agreement and by substituting a reference to "$110,000,000" in lieu thereof.

                  d. By deleting Section 3.2.3 of the Loan Agreement in its entirety and by substituting the following new Section 3.2.3 in lieu thereof:

                           3.2.3. Audit and Appraisal Fees. Borrowers shall be
                  jointly and severally obligated to reimburse Agent for all reasonable costs and expenses incurred by Agent in connection with all audits and appraisals of any Obligor's books and records and such other matters pertaining to any Obligor or any Collateral as Agent shall deem appropriate.

                  e. By deleting the reference to "October 2, 1999" in the sixth period listed in Section 10.3.1 of the Loan Agreement and by substituting a reference to "October 3, 1999" in lieu thereof.

                  f. By deleting Section 10.3.3 of the Loan Agreement in its entirety and by substituting the following new Section 10.3.3 in lieu thereof:

                  10.3.3. Consolidated Senior Debt/Consolidated EBITDA. Maintain, as of the end of each Fiscal Quarter, a ratio of Consolidated Senior Debt/EBITDA of not more than the ratio shown below for the applicable period corresponding thereto:

                  Period                                                        Ratio
                  ------                                                        -----

                  July 1, 1998 through October 3, 1998                          2.75 to 1.00

                  July 1, 1998 through January 2, 1998                          2.75 to 1.00

                  July 1, 1998 through April 3, 1999                            2.75 to 1.00

                  July 1, 1998 through July 3, 1999                             2.50 to 1.00

                  October 3, 1998 through                                       2.50 to 1.00
                  October 2, 1999

                  Each Fiscal Quarter after October                             2.50 to 1.00
                  2, 1999 based upon the immediately
                  preceding 4 Fiscal Quarters


                  b. By deleting the amount set forth opposite each Lender's name under the heading "Revolver Commitment" on the signature pages to the Loan Agreement and by substituting in lieu thereof the amount set forth opposite each Lender's name under the heading "Revolver Commitment" on the signature pages hereto.

         3. RATIFICATION AND REAFFIRMATION. Each Borrower hereby ratifies and reaffirms each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities thereunder.

         4. ACKNOWLEDGMENTS AND STIPULATIONS. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); the security interests and liens granted by each Borrower in favor of Agent are duly perfected, first priority security interests and liens; and the unpaid principal amount of the Revolver Loans on and as of the close of business on July 8, 1998, totaled $63,446,930.59.

         5. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrowers; and all of the representations and warranties made by Borrowers in the Loan Agreement are true and correct on and as of the date hereof, except to the extent any representation or warranty specifically relates to an earlier date.

         6. CONDITIONS PRECEDENT. The effectiveness of the amendments contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Agent, unless satisfaction thereof is specifically waived in writing by Agent:

                  a. Borrowers execute and deliver to each Existing Lender an Amended and Restated Revolver Note in the amount of each Existing Lender's Revolver Commitment and Borrowers execute and deliver to Deutsche a Revolver
Note in the original principal amount equal to Deutsche's Revolver Commitment;
and

                  b. Agent receives the commitment fee for the increase in the Commitments as set forth in that certain "Fee Letter" dated on or about the date hereof from Agent to Borrowers.

         7. DEUTSCHE FINANCIAL SERVICES CORPORATION. As of the date hereof, Deutsche shall be and become a Lender under the Loan Agreement and the other Loan Documents. Deutsche hereby (i) confirms that it has received a copy of the Loan Agreement and the other Loan Documents, financial statements and other information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Lender under the Loan Agreement; (ii) agrees that it will, independently and without reliance upon Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) appoints and authorizes Agent to take such actions as agent on its behalf and to exercise such powers under the Loan Agreement and other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the duties and obligations which by the terms of the Loan Agreement and other Loan Documents are required to be performed by it as a Lender.

         Neither Agent or any Lender makes any representation or warranty to Deutsche and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their respective obligations under the Loan Agreement or other Loan Documents.

         Deutsche's LIBOR Lending office and address to which notices under the Loan Agreement should be forwarded is as follows:

                  Deutsche Financial Services Corporation
                  Suite 700
                  3225 Cumberland Boulevard
                  Atlanta, Georgia 30339
                  Attention: Melinda Paino
                  Telecopy No.: (770) 933-2993

         8. EXPENSES OF AGENT. Borrowers jointly and severally agree to pay, ON DEMAND, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

         9. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Agent and Lenders in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         10. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         11. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

         12. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         13. FURTHER ASSURANCES. Each Borrower agrees to take such further actions as Agent and Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

         14. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         15. RELEASE OF CLAIMS. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby release, acquits and forever discharges Agent and Lenders, and all officers, directors, agents, employees, successors and assigns of Agent and Lenders, from any and all liabilities, claims, demands, actions or causes or actions of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Agent and Lenders arising under or in connection with any of the Loan Documents or otherwise.

         16. WAIVER OF JURY TRIAL. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                       BORROWERS:

ATTEST:                                TROPICAL SPORTSWEAR INT'L
                                       CORPORATION


  /s/ Karen Costillo                   By:    /s/ N. Larry McPherson
--------------------------------          -----------------------------------
Assistant Secretary
[CORPORATE SEAL]                       Title:   Executive Vice President--
                                                Finance and Operations
                                             --------------------------------

                  [Signatures continued on the following page]


ATTEST:                                TROPICAL SPORTSWEAR COMPANY,
                                       INC.



 /s/ Karen Costillo                    By:  /s/ N. Larry McPherson
--------------------------------          -----------------------------------
Assistant Secretary
[CORPORATE SEAL]                          Title:  Executive Vice President--
                                                  Finance and Operations
                                                -----------------------------


ATTEST:                                SAVANE INTERNATIONAL CORP.
                                       (f/k/a Farah Incorporated)


 /s/ Karen Costillo                    By:  /s/ N. Larry McPherson
--------------------------------          -----------------------------------
Secretary
[CORPORATE SEAL]                          Title:  Executive Vice President--
                                                  Finance and Operations
                                                -----------------------------


ATTEST:                                APPAREL NETWORK CORPORATION


 /s/ Karen Costillo                    By:  /s/ N. Larry McPherson
--------------------------------          -----------------------------------
Assistant Secretary
[CORPORATE SEAL]                          Title:  Executive Vice President--
                                                  Finance and Operations
                                                -----------------------------

                                       LENDERS:

                                       FLEET CAPITAL CORPORATION


Revolver Commitment: $42,000,000       By:  /s/ Elizabeth L. Waller
                                          -----------------------------------

                                          Title:  Vice President
                                                -----------------------------

                                       NATIONSBANC COMMERCIAL
                                       CORPORATION


Revolver Commitment: $28,000,000       By:  /s/ Andrea Jackson
                                          -----------------------------------

                                          Title:  Vice President
                                                -----------------------------

                  [Signatures continued on the following page]

                                       FIRST UNION NATIONAL BANK


Revolver Commitment: $25,000,000       By: /s/ John T. Trainor
                                          -----------------------------------

                                          Title: Vice President
                                                -----------------------------


                                       DEUTSCHE FINANCIAL SERVICES
                                       CORPORATION


Revolver Commitment: $15,000,000       By: /s/ Pamela Petrick
                                          -----------------------------------

                                          Title: Vice President
                                                -----------------------------


                                       AGENT:

                                       FLEET CAPITAL CORPORATION,
                                       as Agent


                                       By: /s/ Elizabeth L. Waller
                                          -----------------------------------

                                          Title: Vice President
                                                -----------------------------